UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

PGMI, INC.

(Exact name of registrant as specified in its charter)

Utah	000-32195	87-0319410
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 895-7772

HAPS USA, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 18, 2006, PGMI, Inc. issued a press release to announce the Company’s preliminary financial results for the year ended June 30, 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.  No additional information is included in this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

99.1	Press Release issued September 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGMI, INC.

Date: September 18, 2006	By:	/s/ Shinichi Kanemoto
Shinichi Kanemoto
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued September 18, 2006